Supplement dated as of July 2, 2007
to the Prospectus
dated November 28, 2006
As of July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. have merged into The Bank of New York Mellon Corporation. Mellon Equity Associates, LLP, Investment Subadviser for the Green Century Equity Fund, is now an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation. The terms of the Investment Subadvisory Agreement between Green Century Capital Management, Inc., Mellon Equity Associates, LLP, and the Green Century Funds, on behalf of Green Century Equity Fund, have not changed as a result of the merger.
As of July 2, 2007, State Street Corporation acquired Investors Financial Services Corp., the parent company of Investors Bank & Trust Company, which has served as the Custodian of the Green Century Funds. As of this same date, State Street Bank and Trust Company became the Custodian of the Green Century Funds.